SUPPLEMENT DATED JUNE 2, 2005 TO THE PACIFIC FUNDS PROSPECTUS
DATED JULY 1, 2004, AS AMENDED AND RESTATED DECEMBER 31, 2004
PF Pacific Life Money Market Fund: Conversion of Class B and C shares into Class A shares
On June 29, 2005, all Class B and C shares of the PF Pacific Life Money Market Fund (the “Fund”) will be converted into the Fund’s Class A shares (the “Conversion”). Class A shares of the Fund are sold at NAV without an initial sales charge. Class A shares of the Fund may be exchanged for Class A, B, or C shares of other Pacific Funds. Conversely, Class A, B, or C shares of other Pacific Funds may be exchanged for Class A shares of the PF Pacific Life Money Market Fund. Exchanges for shares of other Pacific Funds are considered sales and may result in a gain or loss for federal and state income tax purposes. When you exchange assets initially invested in the PF Pacific Life Money Market Fund into (i) Class B and C shares of other Pacific Funds, the CDSC period will begin when the shares are exchanged into another fund; or (ii) for Class A shares, a front-end sales charge will apply when the shares are exchanged into another fund. See EXCHANGING SHARES section of the prospectus for more information.
The Conversion will not be a taxable event for 529 Plan accounts and it will not count as the owner’s one allowable investment change per year. Any automatic transaction instructions (e.g., through an automatic investment program, periodic contributions, systematic withdrawals, or payroll deductions) previously established for Class B and C shares of the PF Pacific Life Money Market Fund will be automatically transferred to (and continue for) Class A shares of the Fund.
To assist in the above transition, effective the close of business on June 27, 2005, the Class B and C shares of the PF Pacific Life Money Market Fund will close to new investments. In addition, no new automatic transaction instructions (e.g., through an automatic investment program, periodic contributions, systematic withdrawals, payroll deductions or prescheduled transfer of assets) will be accepted for Class B and C shares of the Fund after the close of business on June 27, 2005. Only Class A shares of the PF Pacific Life Money Market Fund will be available for new investments.
Change in fee for Class A shares of the PF Pacific Life Money Market Fund Effective July 1, 2005, the annual 12b-1 fee of 0.50% on Class A shares of the PF Pacific Life Money Market Fund will be replaced with a service fee of 0.25%, pursuant to a service plan adopted by the Pacific Funds’ Board of Trustees.
The first two sentences in the main investments section for the PF AIM Aggressive Growth Fund are replaced with the following:

Main investment – invests in common stocks of small and medium-sized growth companies.
The portfolio manager section for the applicable funds is amended as follows:
Information regarding Karl Farmer is deleted from the PF AIM Aggressive Growth Fund and information regarding Gabriella Dixon is deleted from the PF Lazard International Value Fund.
Information regarding Dennis P. Lynch for the PF Van Kampen Mid-Cap Growth Fund is replaced with the following:

Dennis P. Lynch is a managing director of Van Kampen. He joined Van Kampen in 1997.

Form	No. PFSUP605